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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                        Date of Report:  March 29, 1995
                         Commission file number   1-41


                                  SAFEWAY INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                     94-3019135
             --------                                     ----------
  (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                      Identification No.)

     FOURTH AND JACKSON STREETS
        OAKLAND, CALIFORNIA                                  94660
----------------------------------------                     -----
(address of principal executive offices)                   (Zip Code)

    Registrant's telephone number,                       (510) 891-3000
        including area code                              --------------


                                Not Applicable

        (Former name or former address, if changed since last report.)
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                                  SAFEWAY INC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  The following exhibits are filed as part of this Report:

              12.1    Computation of Ratio of Earnings to Fixed Charges





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  SAFEWAY INC.
                                  ------------
                                   REGISTRANT



Date:  March 29, 1995                   By:  /s/  F. J. Dale
                                             -------------------------------
                                             F. J. Dale
                                             Group Vice President Finance




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                                Exhibit Index


        Safeway Inc. and Subsidiaries List of Exhibits filed with Form 8-K dated March 29, 1995.

Exhibit 12.1  Computation of Ratio of Earnings to Fixed Charges.